                                                                    EXHIBIT 10.4



                               LPA HOLDING CORP.

               1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1.  PURPOSE OF THE PLAN.

     The purpose of the LPA HOLDING CORP. 1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors of LPA Holding Corp. (the "Company"), for the benefit of the Company and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Class A Common Stock, par value $.01 per share.

2.  DEFINITIONS.

     As used in this Plan, the following capitalized terms shall have the meanings set forth below:

         "AFFILIATE" means, with respect to any Person, any other Person that is controlled by, controlling or under common control with, such Person. Notwithstanding anything to the contrary contained herein, with respect to the Company, the term "Affiliate" shall include LPA Investment LLC and each of its members and each Person in which LPA Investment LLC or such members hold or have the right to acquire, collectively, more than 25% of the voting Equity Interests.

         "BOARD" has the meaning set forth in Section 3.

         "CAPITAL STOCK" means any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including all Common Stock and preferred stock.

         "CHANGE-IN-CONTROL" means the occurrence of one or more of the following:

         a sale to any Person (or group of related Persons) other than an Affiliate or Affiliates of the Company of all or substantially all of the assets of the Company or of La Petite Academy, Inc.;

         a sale by the Company of Capital Stock (whether by merger or otherwise), if any such sale is made to a Person (or group of related Persons) other than an Affiliate or Affiliates of the Company, which Person or Persons, after giving effect to such sale, will own more than 50% of the outstanding Capital Stock of the Company or a sale by the stockholders of the Company of Capital Stock, if any such sale is made to a Person (or group of related Persons) other than an Affiliate or Affiliates of the Company, which Person or Persons, after giving effect to such sale, will own more than 50% of the outstanding Capital Stock of the Company.

         "COMMON STOCK" means the Class A Common Stock and the Class B Common Stock, par value $.01, of the Company.

         "COMPANY" has the meaning set forth in Section 1.

         "DRAG-ALONG GRANTEES" has the meaning set forth in Section 10(a).

         "EFFECTIVE DATE" has the meaning set forth in Section 15(a).

         "EQUITY INTEREST" means (a) with respect to a corporation, any and all Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock) and (b) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in, any such Person.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXPIRATION DATE" has the meaning set forth in Section 7(a).

         "FAIR MARKET VALUE" means the fair value of Shares or other property on the date of any determination as reasonably determined in good faith by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, in respect of Shares, recent sale and offer prices of the Shares in private transactions negotiated at arms' length.

         "NOTICE" has the meaning set forth in Section 12(b).

         "OPTION" has the meaning set forth in Section 4(c).

         "OPTION AGREEMENT" has the meaning set forth in Section 4(c).

         "OPTION PRICE" has the meaning set forth in Section 5(a).

         "OPTIONED SHARES" has the meaning set forth in Section 12(b).

         "OPTIONEE" has the meaning set forth in Section 4(b).

         "PERSON" is to be construed in the broadest sense and means and includes any natural person, company, limited liability company, partnership, joint venture, corporation, business trust, or unincorporated organization or any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

         "PRO RATA PORTION" has the meaning set forth in Section 11(a).

         "RECAPITALIZATION" has the meaning set forth in Section 13(a).

         "REPURCHASE RIGHT" has the meaning set forth in Section 9(a).

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" means shares of Class A Common Stock, $.01 par value per share of the Company.

         "TAG-ALONG GRANTORS" has the meaning set forth in Section 11(a).

         "TRANSFER" means, with respect to any security (including any Option), a sale, transfer, assignment, encumbrance, pledge or other disposition of such security either voluntarily or involuntarily and with or without consideration (including, without limitation, by way of foreclosure or other acquisition by any lender with respect to any shares pledged to such lender by an Optionee).

         "VESTED OPTION" means an Option which has vested in accordance with this Agreement, or pursuant to an Option Agreement, as the case may be.

3.  ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

4.  GRANT OF OPTIONS; SHARES SUBJECT TO THIS PLAN.

         Grant. Each Optionee who is a director of the Company on the Effective Date shall automatically be granted an Option to acquire 500 Shares under the Plan. The Board may, from time to time, grant additional Options to any Optionee.

         Eligibility. Each director of the Company who is not, and has not been during the immediately preceding 12-month period, an officer or employee of the Company or any subsidiary of the Company (an "Optionee") shall automatically be a participant in the Plan; provided that no Person employed by CB Capital Investors, L.P., CB Capital Investors, Inc. or any of their respective Affiliates may be an Optionee under this Plan.

         Option Agreements. Each option to purchase Shares (an "Option") shall be evidenced by a written agreement (an "Option Agreement"), in substantially the form of Exhibit A hereto, with such changes thereto as are consistent with this Plan as the Board shall deem appropriate. Each Option Agreement shall be executed by the Company and the Optionee. Notwithstanding any other provision of this Plan to the contrary, the Board may, in its discretion, provide that, with respect to any Option, the terms of the Option Agreement evidencing such Option shall control any conflicts between provisions of this Plan and provisions of such Option Agreement.

         Date of Grant. The date of grant of an Option under this Plan shall be the date as of which the Board approves the grant.

         Number of Shares. Subject to any equitable adjustments for Recapitalizations pursuant to Section 13 and subject to the vesting provisions set forth herein, each Option shall be exercisable for one Share. Subject to any equitable adjustments for Recapitalizations pursuant to Section 13, the number of Shares subject at any one time to Options granted under this Plan, and the number of Shares theretofore issued and delivered pursuant to the exercise of Options granted under this Plan, shall be 10,000 Shares. If and to the extent that Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan with respect to the Shares covered by the unexercised portion of such terminated, expired or canceled Options.

         Character of Shares. The Shares issuable upon exercise of Options granted under this Plan shall be (i) authorized but unissued Shares, (ii) Shares held in the Company's treasury or (iii) a combination of the foregoing.

5.  OPTION PRICE.

         The exercise price (the "Option Price") for each Share subject to an Option shall be the Fair Market Value of a Share covered by the Option on the date on which such Option is granted (the "Pricing Date").

         Repricing of Options. Subsequent to the date of grant of any Option, the Board may (i) in its sole discretion, establish a new Option Price for such Option so as to decrease the Option Price of such

     Option or (ii) with the consent of the Optionee, establish a new Option Price for such Option so as to increase the Option Price of such Option.

6.  EXERCISABILITY AND VESTING OF OPTIONS.

         One-forty eighth of the Options shall become Vested Options on the last day of each month following the date of grant if the Optionee is a director of the Company on such date.

         All Options shall become Vested Options immediately prior to a Change-in-Control if the Optionee is a director of the Company on such date.

         Notwithstanding anything to the contrary contained in this Plan, each Option shall cease vesting as of the time that an Optionee ceases to serve as a director of the Company and no Option which is not a Vested Option as of such time shall become a Vested Option thereafter. All decisions by the Board with respect to any calculations pursuant to this Section (absent manifest error) shall be final and binding on all Optionees.

7.  AUTOMATIC TERMINATION OF OPTION.

         Each Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur (the "Expiration Date"):

            the tenth anniversary on which such Option is granted;

            if an Optionee ceases to be a director of the Company other than due to death or disability, the sixtieth day following the date of such termination; and

            if an Optionee ceases to be a director of the Company due to the death or disability of the Optionee, six months after the date of such death or disability.

8.  REGISTRATION ON FORM S-8.

     On or prior to the first anniversary of a public offering by the Company of Capital Stock, the Company will file or cause to be filed, and will use commercially reasonable efforts to cause to be effective, a registration statement on Form S-8 with respect to the sale of Shares purchased upon the exercise of Options; provided that the Company may delay such filing on one or more occasions for up to 180 days if the Company determines that the filing of a Form S-8 would require disclosure that the Company deems advisable to defer.

9.  REPURCHASE OF SHARES.

         If an Optionee ceases to be a director of the Company for any reason, the Company shall have the right, but not the obligation, to repurchase each Vested Option (or portion thereof) and each Share owned by such Optionee (the "Repurchase Right") beginning on the day the Optionee ceases to be a director of the Company.

         The Repurchase Right may be exercised by delivery of a notice of exercise to the Optionee, at the address of such Optionee set forth in the Company's records, specifying the number of Vested Options and Shares to be repurchased.

         The repurchase price for Vested Options and Shares shall be the Fair Market Value thereof.

         The Company shall have the right to assign its Repurchase Rights to any Affiliate of the Company.

10.  DRAG-ALONG RIGHT.

           If, prior to the consummation of a Qualified Public Offering, (i) stockholders of the Company holding more than 50% of the outstanding shares of Common Stock (assuming all Options are exercised) (the "Drag-Along Grantees") enter into an agreement with any Person or Persons, to Transfer (pursuant to a merger or otherwise) all shares of Common Stock then held by such Drag-Along Grantees, the Drag-Along Grantees shall be entitled, at their option, to require each Optionee to sell all Shares held by such Optionee (together with all Options then outstanding and held by such Optionee), by providing such Optionee with notice at least fifteen days prior to consummation of the proposed transaction, setting forth in reasonable detail the material terms and conditions of the proposed transaction or offering, and the price per share at which such Optionee shall be required to sell all of his or her Shares (which price per share shall be equal to the same price per share that the Drag-Along Grantees shall receive pursuant to the proposed transaction) and/or Options.

           Immediately prior to the closing of the proposed transaction (notice of the date, place and time of which shall be designated by the Company and provided to such Optionee in writing at least five business days prior thereto), if requested by the Drag-Along Grantees, such Optionee shall exercise all Vested Options. To the extent that Vested Options are not exercised, such Optionee shall be entitled to receive the consideration that would have been received had the Option been exercised less the Option Price in respect of all such Vested Options. At such closing, the Optionee shall deliver certificates evidencing all Shares then held by such Optionee, duly endorsed for transfer to the proposed transferee, against the purchase price therefor and all Option Agreements to which the Optionee is a party. Such Shares and Options shall be delivered free and clear of all liens, charges, encumbrances and other security interests. None of the Drag-Along Grantees nor the Company shall have any liability or obligation to deliver the purchase price payable pursuant to this Section, except to the extent that any such Drag-Along Grantees or the Company receive the consideration thereof from the proposed purchaser. All consideration payable pursuant to this Section shall be payable in the same form as the consideration received by the Drag-Along Grantees.

           The Drag-Along Optionees shall have the right to assign its rights pursuant to this Section to the Company or any Affiliate of the Company.

           The rights granted pursuant to this Section shall terminate upon consummation of a Qualified Public Offering.

11.  TAG-ALONG RIGHT

           If stockholders of the Company holding more than 50% of the outstanding shares of Common Stock (assuming all Options are exercised) (the "Tag-Along Grantors") enter into an agreement with any Person or Persons to Transfer Shares (pursuant to a merger or otherwise) representing more than 25% of the outstanding shares of Common Stock, then each Optionee shall have the right to include a Pro Rata Portion of Shares owned by such Optionee in the proposed transaction by providing a notice of exercise to the Company at any time on or before five business days following the last day that a Drag-Along Notice may be given. The term "Pro Rata Portion" means the total number of Shares held by such Optionee multiplied by a fraction, the numerator of which is the total number of shares of Common Stock proposed to be disposed of by the Tag-Along Grantors in the proposed transaction and the denominator of which is the total number of shares of Common Stock outstanding on a fully-diluted basis.

           At the closing of the proposed transaction (notice of the date, place and time of which shall be designated by the Company and provided to each such Optionee in writing at least five business days prior thereto), such Optionee shall deliver certificates evidencing the Pro Rata Portion of the Shares owned by such Optionee, duly endorsed for transfer to the proposed purchaser, against delivery of the purchase price therefor. Such Shares shall be delivered free and clear of all liens, charges, encumbrances and other security interests. None of the Tag-Along Grantors or the Company shall have any liability or obligation to deliver the purchase price payable pursuant to this Section, except to the extent that any such Tag-Along Grantors or the Company receive the consideration thereof from the proposed purchaser. All consideration payable pursuant to this Section shall be payable in the same form as the consideration received by the Tag-Along Grantors.

           The rights granted pursuant to this Section shall terminate upon consummation of a public offering of Shares that is registered under the Securities Act.

12.  PROCEDURE FOR EXERCISE.

           Payment. At the time an Option is granted under this Plan, the Board shall, in its discretion, specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his Option:

               cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised and the aforementioned form of payment shall be the only form available on or after a Qualified Public Offering;

               stock certificates (in negotiable form) representing Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

               Vested Options, valued for such purposes at the Fair Market Value per share of Class A Common Stock on the date of exercise, net of the Option Price for each such Share; or

               a combination of the methods set forth in clauses (i), (ii) and
             (iii) above.

           Notice. An Optionee (or other person, as provided in Section 14(c)) may exercise a Vested Option granted under this Plan in whole or in part (but for the purchase of whole Shares only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall include:

               a statement that the Optionee elects to exercise the Vested
             Option;

               the number of Shares with respect to which the Vested Option is being exercised (the "Optioned Shares");

               the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

               the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option);

               a copy of any election filed by the Optionee pursuant to Section
             83(b) of the Code; and

               such further provisions consistent with this Plan as the Board may from time to time require.

The exercise date of a Vested Option shall be the date on which the Company receives the Notice from the Optionee.

           Issuance of Certificates. The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of the Plan) for the Shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such Shares. Neither the Optionee nor any person exercising a Vested Option in accordance with the provisions of the Plan shall have any privileges as a stockholder of the Company with respect to any Shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this Section 12(c).

13.  ADJUSTMENTS.

           Changes in Capital Structure. If the Class A Common Stock is changed by reason of a stock split, reverse stock split or stock combination, stock dividend or distribution, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization (each such event being a "Recapitalization"), the Board shall make such adjustments in the number and class of shares of stock available under this Plan as shall be necessary to preserve to an Optionee rights substantially proportionate to his or her rights existing immediately prior to such transaction or event (but subject to the limitations and restrictions on such rights), including, without limitation, a corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change and the number of shares that vest pursuant to this Plan.

           Special Rules.  The following rules shall apply in connection with
        Section 13(a) above:

               no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Shares; and

               any adjustments referred to in Section 13(a) shall be made by the
             Board in its sole and absolute discretion, and shall be conclusive and binding on all persons holding any Options granted under this Plan.

14.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

           No Options shall be granted under this Plan, and no Shares shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

           The Board in its sole and absolute discretion may, as a condition to the exercise of any Vested Option granted under this Plan, require an Optionee (i) to represent in writing that the Shares received upon exercise of a Vested Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are reasonably deemed appropriate by the Company to satisfy the requirements of applicable law, including, without limitation, an applicable private placement exemption of the Securities Act as determined by the Board. Stock certificates representing Shares acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Board, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular Option:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR

           THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

           No Option granted under this Plan may be Transferred by the Optionee, except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Vested Options shall thereafter be exercisable, during the period specified in Section 7(c) or the applicable Option Agreement (as the case may be), by his or her executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Optionee at the time of his or her death.

           No Share issued upon the exercise of an Option may be Transferred except (i) as otherwise provided by this Plan, (ii) by will, (iii) by the laws of descent and distribution or (iv) to the Company or any Affiliate of the Company.

15.  EFFECTIVE DATE; TERMINATION AND AMENDMENT OF PLAN.

           The effective date (the "Effective Date") of this Plan shall be the date which is the later of (i) the date on which the Plan is approved by the stockholders of the Company and (ii) the date on which the initial public offering of the Common Stock is consummated.

           Unless sooner terminated as herein provided, the Plan shall terminate ten years from the Effective Date. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided further, however, that, except as provided in Section 13, the Board may not, without the approval of the stockholders of the Company, increase the maximum aggregate number of shares for which Options may be granted under the Plan or the number of Shares for which an Option may be granted to any Optionee. Termination or any modification or amendment of the Plan shall not, without the consent of an Optionee, affect his or her rights under an Option previously granted to him or her.

16.  WITHHOLDING TAXES.

           Whenever under this Plan, Shares are to be delivered to an Optionee, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding taxes and employment taxes relating thereto.

17.  MISCELLANEOUS.

           Inconsistent Provisions. Each Option granted under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Board, in its sole and absolute discretion.

           Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

           Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

           Amendment of Plan. This Plan may be modified or amended in any respect by the Board.

           Governing Law. All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

           Exchange Act Compliance. The Company will use its commercially reasonable efforts to cause the exemption from Section 16 of the Exchange Act afforded by Rule 16b-3 to be available at the time the Company has a class of equity securities registered under Section 12 of the Exchange Act.

           No Evidence of Continued Service on Board. Nothing contained in this Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her service as a director of the Company or any of its Affiliates or interfere in any way with the right of the stockholders of the Company or any such Affiliate at any time to terminate such service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option, if any.

                                                             EXHIBIT A
                                                             ---------

                                              STOCK OPTION AGREEMENT dated as of
                                       the date set forth on the signature page hereto, between LPA HOLDING CORP., a Delaware corporation (the "Company"), and the optionee set forth on the signature page hereto (the "Optionee").

The Company, whether acting through its Board of Directors (the "Board") has granted to the Optionee, effective as of the date of this Agreement, an option under the LPA HOLDING CORP. 1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan") to purchase up to the number of shares of the Class A Common Stock, $.01 par value, of the Company (the "Class A Common Stock") set forth on the signature page hereto, on the terms and subject to the conditions set forth in this Agreement and the Plan.


NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:


1.   THE PLAN.

The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan is attached hereto as EXHIBIT A. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.


2.   OPTION; OPTION PRICE.

On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted an Option (collectively, the "Option") to purchase Shares at the Option Price set forth on the signature page hereto.


3.   TERM.

The term of the Option (the "Option Term") shall commence on the date hereof and expire on the tenth anniversary of the date hereof, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.


4.   RESTRICTION ON TRANSFER.

The Option may not be Transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee and may be exercised during the lifetime of the Optionee only by the Optionee or in accordance with the provisions of the Plan. The Option shall not be subject to execution, attachment or similar process. Any attempted Transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.


5.   OPTIONEE'S ROLE AS A DIRECTOR.

Nothing in the Option shall confer upon the Optionee any right to continue to serve on the Corporation's Board of Directors.

6.   NOTICES.

All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:


                     if to the Company, to it at:

                           LPA Holding Corp.

                           c/o La Petite Academy, Inc.

                           14 Corporate Woods

                           8717 West 110th Street

                           Suite 300

                           Overland Park, KS 66201

                           Attention: President

                           Telecopier: (913) 345-9601

                           Telephone: (913) 345-1250



                           with a copy to:



                           LPA Investment LLC

                           c/o Chase Capital Partners

                           380 Madison Avenue, 12th Floor

                           Attention: Stephen Murray

                           Telecopier:  (212) 622-3101

                           Telephone:  (212) 622-3100



                           and a copy to:



                           O'Sullivan Graev & Karabell, LLP
                           30 Rockefeller Plaza

                           41st Floor

                           New York, NY  10112

                           Attention:  John J. Suydam

                           Telecopier: (212) 728-5950

                           Telephone:  (212) 408-2400 and




                     if to the Optionee, to him at his address set forth in the Company's records.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.


7.   WAIVER OF BREACH.

The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.


8.   OPTIONEE'S UNDERTAKING.

The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.


9.   MODIFICATION OF RIGHTS.

Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee's prior written consent.


10.  GOVERNING LAW.

All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.


11.  COUNTERPARTS.

This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.


12.  ENTIRE AGREEMENT.

This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

13.  SEVERABILITY.

It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                                    * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written below.



                                          LPA HOLDING CORP.



                                          By:
                                             ---------------------------
                                              Name:  James R. Kahl

                                              Title: Chairman of the Board

                                                        CEO/President




                                          ------------------------------

                                          OPTIONEE'S SIGNATURE




                                          ------------------------------
                                          OPTIONEE'S NAME (PRINT)




                                          ------------------------------

                                          OPTIONEE'S SOCIAL SECURITY NUMBER



Number of Shares
Subject to Options:
                                   ------------

Option Price:
                                   ============

Date:
                                   ------------